SCHEDULE 14A
(Amendment No. 1)

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant   ☒

Filed by Party other than the Registrant   ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

GOLDEN EAGLE INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

William T. Hart - Attorney for Registrant
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:

________________________________________________________________

	2)	Aggregate number of securities to which transaction applies:

________________________________________________________________

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

________________________________________________________________

GOLDEN EAGLE INTERNATIONAL, INC.
3934 Platte Ave.
Sedalia, CO 80135
(303) 327-9999

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD
 ____________

To the Stockholders:

Notice is hereby given that a special meeting of the stockholders (the "Meeting") of Golden Eagle International, Inc. (the "Company") will be held at the offices of the Company, located at __________________ on __________, at ________ (Mountain Time), for the following purposes:

(1)	to approve an 11-for-1 reverse split of the Company's common stock.
(2)	to approve the cancellation of the Company's Series A, C and D preferred shares;
(3)	to approve an amendment to the Series B preferred shares such that each Series B preferred share will be entitled to one vote per share on any matter submitted to the Company's shareholders to transact such other business as may properly come before the Meeting.

_____________ is the record date for the determination of stockholders entitled to notice of and to vote at the Meeting (the "Record Date").  Holders of the Company's common stock and Series B preferred stock are entitled to vote at the special meeting of shareholders.

Shareholders of the Company owning a majority of the Company's outstanding common stock (two persons), as well as Gulf Coast Capital, LLC, which owns a majority of the Company's outstanding Series B preferred shares, intend to vote in favor of the proposals to come before the meeting.

GOLDEN EAGLE INTERNATIONAL, INC.

_______________, 2016	Mark Bogani
Chief Executive Officer

PLEASE INDICATE YOUR VOTING INSTRUCTIONS
ON THE ATTACHED PROXY CARD,
AND SIGN, DATE AND RETURN THE PROXY CARD.
TO SAVE THE COST OF FURTHER SOLICITATION,
PLEASE VOTE PROMPTLY.

GOLDEN EAGLE INTERNATIONAL, INC.
3934 Platte Ave.
Sedalia, CO 80135
(303) 327-9999

PROXY STATEMENT

The accompanying proxy is solicited by the Company's directors for voting at the special meeting of shareholders to be held on __________, 2016, and at any and all adjournments of such meeting.  If the proxy is executed and returned, it will be voted at the meeting in accordance with any instructions, and if no specification is made, the proxy will be voted for the proposal set forth in the accompanying notice of the special meeting of shareholders.  Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Company at the address shown above or in person at the time of the meeting.  Additionally, any later dated proxy will revoke a previous proxy from the same shareholder.  This proxy statement was posted on the Company's website on or about ________, 2016.

Holders of the Company's common stock and Series B preferred stock are entitled to vote at the special meeting of shareholders.  As of August 15, 2016 the Company had 23,376,688 outstanding shares of common stock, with each common share entitled to one vote at the special meeting.  As of August 15, 2016, the Company had 240,000 outstanding shares of Series B preferred stock, with each preferred share entitled to 250 votes at the special meeting.  Provided a quorum consisting of a majority of the shares entitled to vote is present at the meeting, the adoption of the proposal to reverse split the Company's common stock will be approved if the vote cast in favor of the proposal exceed the votes cast against the proposal.

Shares of the Company's common stock represented by properly executed proxies that reflect abstentions or "broker non-votes" will be counted as present for purposes of determining the presence of a quorum at the special meeting.  "Broker non-votes" represent shares held by brokerage firms in "street-name" with respect to which the broker has not received instructions from the customer or otherwise does not have discretionary voting authority.  Abstentions and broker non-votes will not be counted as having voted against the proposals to be considered at the meeting.

PRINCIPAL SHAREHOLDERS

The following table lists, as of August 15, 2016, the shareholdings of (i) each person owning beneficially 5% or more of the Company's common stock; (ii) each executive officer and director of the Company, and (iii) all officers and directors as a group.  Unless otherwise indicated, each owner has sole voting and investment power over his shares of common stock.

Name and Address	Number of Shares		Percent of Class

Mark Bogani	10,586,939	(1)	45.3%
3934 Platte Ave.
Sedalia, CO 80135

Name and Address	Number of Shares	Percent of Class

Tracy A. Madsen	817,119	3.5%
9661 South 700 East
Sandy, UT 84070

Frank Grey	--	--
3934 Platte Ave.
Sedalia, CO 80135

Dewey Williams	1,273,393	5.4%
6860 N. Dallas Parkway, Suite 200
Plano, TX 75093

All Officers and Directors	11,404,058	48.8%
as a Group (three persons)

(1)	Shares are registered in the name of Gulf Coast Capital, LLC, a company controlled by Mr. Bogani.

Mr. Bogani and Mr. Grey are officers and directors of the Company.  Mr. Madsen is a director of the Company.

The following table lists, as of August 15, 2016, the shareholdings of each person owning the Company's Series B preferred stock.  Unless otherwise indicated, each owner has sole voting and investment power over his shares of preferred stock.

Name and Address	Number of Shares (1)	Percent of Class

Steve Olson	30,000	0.13%
30-4 Woodland Hills Drive
Southgate, Kentucky 41071

Joseph Smith	25,000	.10%
725 College Terrace
Niagara Falls, NY 14305

Stuart Rubin	25,000	.10%
5876 N.W. 54th Circle
Coral Springs, FL 33067

Gulf Coast Capital, LLC (2)	160,000	67%
901 Venetia Bay Blvd., Suite 350
Venice, FL 34285-8041

(1)	Each preferred share is entitled to 250 votes at the special shareholders' meeting.
(2)	Gulf Coast Capital is controlled by Mark Bogani, an officer and a director of the Company.

PROPOSAL TO APPROVE A REVERSE SPLIT
OF THE COMPANY'S COMMON STOCK

As of the date of this proxy statement, the Company had 23,366,328 outstanding shares of common stock which were owned by 1,164 shareholders of record.  Approximately 840 shareholders own ten or less shares).  These 840 shareholders collectively own approximately 30,368 shares of the Company's common stock.  Based upon the closing market price of the Company's common stock on June 1, 2016 ($0.02 per share), eleven shares were worth $0.22.  Since the Company's transfer agent charges $30.00 to transfer a certificate, eleven shares of the Company's common stock (or any lesser number) are essentially worthless.  By eliminating approximately 840 shareholders of record whose shares do not have any practical value, the Company can greatly reduce the cost associated with mailing proxy statements and other communications to its shareholders.

Accordingly, Stockholders are being requested to approve an 11-for-1 reverse split of the outstanding shares of the Company's common stock.

The reverse split, if adopted, would not change the number of shares of common stock which the Company is authorized to issue.  However, a reverse split would reduce the number of the Company's outstanding shares, which would enable the Company to issue more shares than it would be able to issue if the reverse split was not adopted.

No fractional shares will be issued if the reverse stock split is approved.  The Company will pay $0.001 for any fractional share resulting from the reverse stock split.  To obtain payment, shareholders owning a fractional share must send a written request to the Company at the address shown on the first page of this proxy statement.

At the present time the Company's common stock trades on the over the counter market system maintained by the OTC Markets Group.  The Company has no plans to terminate the registration of its common stock under the Securities Exchange Act of 1934 as a result of the stock split.

The Company's Board of Directors recommends that stockholders vote for this proposal.

PROPOSAL TO AMEND TO THE COMPANY'S ARTICLES OF INCORPORATION
TO REMOVE THE DESIGNATIONS OF THE SERIES A, C AND D PREFERRED SHARES
AND RETURN TO THE STATUS OF AUTHORIZED BUT UNISSUED
PREFERRED SHARES ANY SHARES OF THESE SERIES
THAT HAVE BEEN AUTHORIZED BUT NOT ISSUED.

Since 2005 the Company's board of directors has authorized the issuance of four separate series of preferred stock (Series A, B, C and D).  As of the date of this Proxy Statement, only Series B preferred shares are outstanding.  Since the Company does not have any plans to issue any shares of its shares Series A, C or D preferred stock, the Company's Board of Directors recommends that the Company's shareholders approve this proposal.

PROPOSAL TO AMEND THE SERIES B PREFERRED SHARES SUCH THAT
EACH SERIES B PREFERRED SHARE IS ENTITLED TO ONLY ONE VOTE PER SHARE
ON ANY MATTER SUBMITTED TO THE COMPANY'S SHAREHOLDERS.

As of the date of this Proxy Statement the Company had 240,000 outstanding shares of Series B preferred stock.  Each Series B preferred share is convertible into one half of a share of the Company's common stock (or 120,000 shares in total).  However, each Series B share is entitled to 250 votes on any matter submitted to the Company's shareholders (or 60,000,000 votes in total).  In contrast, each outstanding share of the Company's common stock is entitled to one vote per share.  Since the number of votes to which the Series B shares are entitled is disproportionate to the number of common shares issuable upon the conversion of the Series B shares, bringing the voting rights of the Series B preferred shares in line with the Company's common stock is considered advisable.

The Company's Board of Directors recommends that the Company's shareholders vote for this proposal.

GENERAL

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with solicitation of proxies will be paid by the Company.  Failure of a quorum to be present at the meeting will necessitate adjournment and will subject the Company to additional expense.

The Company's Board of Directors does not intend to present and does not have reason to believe that others will present any other items of business at the annual meeting.  However, if other matters are properly presented to the meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

PROXY

GOLDEN EAGLE INTERNATIONAL, INC.
This Proxy is solicited by the Company's Board of Directors

The undersigned stockholder of the Company acknowledges receipt of the Notice of the Special Meeting of Stockholders to be held ________, 2016, ______ _.m. local time, at ________________, and hereby appoints Mark Bogani with the power of substitution, as Attorney and Proxy to vote all the shares of the undersigned at said special meeting of stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorney and Proxy may do or cause to be done by virtue hereof.  The above named Attorneys and Proxies are instructed to vote all of the undersigned's shares as follows:

(1)	to approve an 11-for-1 reverse split of the Company's common stock.

☐  FOR          ☐  AGAINST          ☐  ABSTAIN

(2)	to approve the cancellation of the Company's Series A, C and D preferred shares;

☐  FOR          ☐  AGAINST          ☐  ABSTAIN

(3)	to approve an amendment to the Series B preferred shares such that each Series B preferred share will be entitled to one vote per share on any matter submitted to the Company's shareholders

☐  FOR          ☐  AGAINST          ☐  ABSTAIN

to transact such other business as may come before the meetings.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER IF NO DISCRETION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF ITEMS 1, 2 AND 3.

 Dated this ____ day of _________, 2016.

_______________________________________
 (Signature)

_______________________________________
 (Print Name)

Please sign your name exactly as it appears on your stock certificate.
If shares are held jointly, each holder should sign.
Executors, trustees, and other fiduciaries should so indicate when signing.
Please Sign, Date and Return this Proxy so that your shares may be voted at the meeting.

Send the proxy statement by regular mail, email, or fax to:

Golden Eagle International, Inc.
Attn: Mark Bogani
3934 Platte Ave.
Sedalia, CO 80135
(303) 327-9999
Email: bogani@mac.com

GOLDEN EAGLE INTERNATIONAL, INC.
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

Important Notice Regarding the Availability of Proxy Materials for the Special  Shareholder's Meeting to Be Held on _________, 2016.

1.	This notice is not a form for voting.

2.	This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

3.	The Notice of the Special Meeting of Shareholders and related Proxy Statement are available at ___________________

4.	If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before ______________ to facilitate timely delivery.

The special meeting of the Company's shareholders will be held at _________________________ on ______________, 2016, at _____ _.m. Mountain Time, for the following purposes:

1.	to approve an 11-for-1 reverse split of the Company's common stock; and
2.	to approve the cancellation of the Company's Series A, C and D preferred shares;
3.	to approve an amendment to the Series B preferred shares such that each Series B preferred share will be entitled to one vote per share on any matter submitted to the Company's shareholders

The Board of Directors recommends that shareholders vote FOR proposals 1, 2 and 3.

___________, 2016 is the record date for the determination of shareholders entitled to notice of and to vote at such meeting.  Holders of the Company's common stock may cast one vote for each share held.  Holders of the Company's Series B preferred stock may cast 250 votes for each share held.

Shareholders may access the following documents at ______________________:

●	Notice of the Special Meeting of Shareholders
●	Company's 2016 Proxy Statement;
●	Proxy Card

Shareholders may request a paper copy of the Proxy Materials and Proxy Card by calling __________________, by emailing the Company at _________________, or by visiting ____________________ and indicating if you want a paper copy of the proxy materials and proxy card:

●	for this meeting only, or
●	for this meeting and all other meetings.

If you have a stock certificate registered in your name, or if you have a proxy from a shareholder of record on ________, 2016, you can, if desired, attend the special meeting and vote in person.  Shareholders can obtain directions to the 2016 special shareholders' meeting at ______________.

Please visit ______________ to print and fill out the Proxy Card.  Complete and sign the proxy card and mail the Proxy Card to:

Golden Eagle International, Inc.
3934 Platte Ave.
Sedalia, CO 80135
(303) 327-9999